UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: February 22, 2010

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED
(Exact name of Registrant as specified in its charter)

Nevada	000-49846	87-0638750
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)

445 Park Avenue, New York, New York  10022
 (Address of principal executive offices)

(212) 307-3568
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

China North East Petroleum Holdings Limited (the “Company”) is filing this second amendment to Current Report on Form 8-K/A (the “Amendment No. 2”) in order to amend its previously filed Current Reports on Form 8-K, as filed with the Securities and Exchange Commission on February 23, 2010 (the “Original 8-K”) and as amended on March 8, 2010 (the “Amendment No. 1”), in order to provide revised information on the quantitative impact of pending restatements of the Company’s financial statements for the year ended December 31, 2008 and for the six quarters ended March 31, 2008, June 30, 2008, September 30, 2008, March 31, 2009, June 30, 2009 and September 30, 2009 due to certain non-cash errors as disclosed in the Original 8-K and Amendment No. 1.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

This Current Report on Form 8-K/A (this “Amendment No. 2”) updated the Current Reports on Form 8-K filed by the Company on February 23, 2010 (the “Original 8-K”) and the 8-K/A filed on March 8, 2010 (the “Amendment No. 1”) On March 8, 2010, which reported that the Company’s financial statements for the year ended December 31, 2008, and each interim quarter within that year, and for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 should no longer be relied upon as a result of certain non-cash errors contained therein regarding the accounting for: (i) warrants issued in conjunction with certain financings in 2008 and 2009, which warrants should have been classified according to EITF-0019 as liability instruments rather than equity instruments; (ii) the change in the fair value of those warrants from the date of issuance through the end of the reporting period; (iii) effective interest expense arising from amortization of the discount to the carrying value of the secured debenture; (iv) the recording of warrants issued to investment consultants in connection with the secured debenture as deferred financing costs instead of consulting fees; (v) the amount of amortization of deferred financing costs associated with the issuance of that secured debenture; (vi) amounts payable to a consultant included in accrued liabilities; (vii) compensation issued to employees in the form of stock; (viii) depreciation, depletion and amortization of oil producing properties; (ix) ceiling test reduction of the net carrying value of oil producing properties; and (x) restructuring of the secured debenture on March 5, 2009, treated as an extinguishment of debt..  Additional changes that result from these accounting changes include changes in the Company’s reported income tax expense and minority interests in certain of the restated reporting periods. The Company is preparing amended reports for the December 31, 2008 Form 10-K and 2008 and 2009 Forms 10-Q in question, including restated financial statements, and will file those amended reports with the SEC when they are completed.

This Amendment No. 2 is intended to provide updated additional information regarding the quantitative impact of these non-cash changes to the financial statements for the reporting periods in question. The summary tables below present the income statement impact of the various changes in each quarter on a stand-alone basis (rather than cumulative across quarters, except for the full-year 2008 data), detailed by the type of change noted above.

2008 Information

	Three Months ended March 31, 2008	Three Months ended June 30, 2008	Three Months ended September 30, 2008	Three Months ended December 31, 2008	Year ended December 31, 2008
Net income (as previously reported):	3,281,259	3,779,007	4,938,917	7,582,855	19,582,038
Adjustments in Period:
Depreciation, depletion and amortization of oil properties	--	--	--	2,437,086	2,437,086
Selling, general and administrative expenses, including employee stock- based compensation expense	--	7,736	733,696	106,294	847,726
Professional fees	112,939	26,740	26,740	(77,286)	89,133
Consulting fees	(16,227)	79,185	(208,018)	8,361	(136,699)
Loss (Gain) on change in fair value of warrants	2,000,697	15,044,528	(18,191,606)	(3,317,810)	(4,464,191)
Amortization of deferred financing costs	55,299	146,500	144,803	137,771	484,373
Amortization of discount on debenture	208,978	536,935	529,061	496,434	1,771,408
Impairment of oil properties	--	--	--	13,184,103	13,184,103
Income tax expense	--	--	--	(3,824,631	(3,824,631)
Minority interests	--	--	--	(1,326,695)	(1,326,695)

Total of adjustments in period	2,361,686	15,841,624	(16,965,324)	7,823,627	9,061,613

Net income (as adjusted)	919,573	(12,062,617)	21,904,241	(240,772)	10,520,425

2009 Information

	Three Months ended March 31, 2009	Three Months ended June 30, 2009	Three Months ended September 30, 2009
Net income (as previously reported):	2,271,353	2,817,577	4,052,709
Adjustments in Period:
Depreciation, depletion and amortization of oil properties	455,376	(591,793)	(453,637)
Selling, general and administrative expenses, including employee stock- based compensation expense	106,292	107,518	105,934
Professional fees	26,740	(78,873)	6,964
Consulting fees	(60,274)	(26,026)	(53,067)
Loss (Gain) on change in fair value of warrants	(653,705)	12,731,750	(2,272,159)
Amortization of deferred financing costs	70,368	(74,140)	(74,139)
Amortization of discount on debenture	177,789	(509,355)	(513,415)
Impairment of oil properties	13,825,567	--	--
Income tax expense	(1,419,819)	(1,667,848)	(230,367)
Minority interests	96,443	226,645	68,545

Total of adjustments in period	12,624,777	10,117,878	(3,415,341)

Net income (as adjusted)	(10,353,424)	(7,300,301)	7,468,050

The ceiling test charges (which resulted in a reduction in carrying value of oil and gas properties) were caused by several errors in the method used by the Company in the calculation.  These errors included: a) a computational error which caused incorrect discounting of future estimated cash flows, and b) incorrect tax expense assumptions incorporated in the future estimated cash flow model used by our reserve engineers.  Additionally, following the issuance of Amendment No. 1, the Company discovered that its independent reserve engineer had been utilizing an incorrectly low factor for the calculation of the Company’s future projected lease operating expenses; when this was corrected the calculation resulted in a substantially reduced ceiling test value at December 31, 2008 and March 31, 2009, and a correspondingly greater ceiling test impairment figure for each of those periods.   As a result of the ceiling test impairments and depreciation, depletion and amortization recognized at December 31, 2008 and March 31, 2009, the net carrying value of oil and gas properties was reduced on those dates from $70,193,852 to $54,326,410 and from $67,671,268 to $37,500,883, respectively.  Warrant-related expenses changed from Amendment No. 1 because the Company elected to utilize the full contract term and associated risk-free rates and volatility measures when calculating the fair value of warrants, as opposed to the expected term values.  This change generally resulted in larger charges to expense or income from changes in the fair value of warrants, as noted in the summary tables presented here as compared to those presented in Amendment No. 1. Additional detailed balance sheet effects, primarily affecting the Company’s retained earnings and additional paid-in capital, will be provided in the forthcoming amended financial reports.

In conjunction with the forthcoming issuance of the amended financial reports, the Company will disclose a material weakness regarding its internal controls over financial reporting.  The Company has engaged an external consultant with expertise in financial accounting and reporting, including specifically the additional reporting requirements affecting oil and gas producing companies, to assist with the Company’s efforts to maintain effective internal controls over financial reporting.

The audit committee of the Company’s board of directors has discussed the forgoing matters with the Company’s Chief Financial Officer and its current and former independent registered public accounting firms.

Statements in this report, including but not limited to those relating to the Company’s or management’s intentions, beliefs, expectations, hopes, projections, assessment of risks, estimations, plans or predictions for the future, including the impact of the restatement, timing of filings with the SEC and other statements that are not historical facts are forward-looking statements that are based on current expectations.  Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that these expectations will prove correct.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include delays and uncertainties that may be encountered in connection with the restatement, final audits and reviews by the Company and its auditors, and other risks described in the Company’s annual report on Form 10-K for the year ended December 31, 2008 and its other filings with the SEC.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.  Investors should not place undue reliance on forward-looking statements.  Each forward-looking statement speaks only as of the date of the particular statement and the Company undertakes no duty to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA NORTH EAST PETROLEUM HOLDINGS LIMITED

Date: April 20, 2010	By:	/s/ Wang Hongjun
Wang Hongjun
President, Chairman and Chief Executive Officer